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                                                                   EXHIBIT 10.12

                                 FIRST AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                              BOWATER INCORPORATED
                        EXECUTIVE SEVERANCE GRANTOR TRUST


         WHEREAS, Bowater Incorporated, a Delaware corporation (the "Corporation"), established the Amended and Restated Bowater Incorporated Executive Severance Grantor Trust (the "Trust"); and

         WHEREAS, the Corporation desires to amend the Trust, to change a part of the definition of "Change in Control" thereunder;

         NOW, THEREFORE, the Trust is hereby amended, effective February 26, 1999, as follows:

Section 1.2(h)(d) is amended to read:

         "(d) the date on which less than 50% of the total membership of the Board consists of Continuing Directors."

         IN WITNESS WHEREOF, Bowater Incorporated has caused this First Amendment to be executed by its duly authorized officer this 4th day of August, 1999.

                                   BOWATER INCORPORATED



                                   By:  /s/ Anthony H. Barash
                                        ----------------------------------------
                                            Anthony H. Barash

                                   Title: Sr. Vice President, Corporate Affairs
                                          and General Counsel